EXHIBIT 99.1

CONTACT:	Investor Relations 404-715-2170 Corporate Communications 404-715-2554

Delta Air Lines Reports June 2009 Quarter Financial Results

ATLANTA, July 22, 2009 – Delta Air Lines (NYSE:DAL) today reported financial results for the June 2009 quarter.  Key points include:

•
Delta’s net loss for the June 2009 quarter was $199 million, excluding $58 million in merger-related expenses1, or $0.24 loss per share.   Delta’s reported net loss for the June 2009 quarter was $257 million, or $0.31 per share.

•	Excluding merger-related expenses and $390 million in realized fuel hedge losses, Delta’s net profit was $191 million.
•	In the June 2009 quarter, consolidated unit costs, excluding fuel and special items, were up 2%, on a 7% decline in system capacity.
•	Delta has achieved more than $200 million in synergy benefits in the first half of 2009 from its merger with Northwest Airlines.
•	Delta generated $834 million in operating cash flow during the quarter and had $5.4 billion in unrestricted liquidity as of June 30, 2009.

“The industry faces substantial challenges from unprecedented revenue declines and volatile fuel prices, but Delta is the best positioned network carrier to weather these economic conditions. I want to thank the Delta people for their hard work and dedication during these difficult times” said Richard Anderson, Delta’s chief executive officer.  “Delta has more flexibility and a proven track record of acting quickly to adapt our business to economic challenges. We continue to focus on cost discipline and preserving liquidity, while adjusting our fleet and network and accelerating merger benefits.”

Revenue Environment
Delta’s operating revenue on a GAAP2 basis grew 27% to $7 billion in the June 2009 quarter compared to the prior year period as a result of its merger with Northwest Airlines.   On a combined basis3, total operating revenue declined $2.1 billion, or 23%, and total unit revenue (RASM) declined 17%.

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(in millions)	2Q09 GAAP2	2Q08 GAAP2	Incr (Decr)	2Q09 GAAP2	2Q08 Combined3	Incr (Decr)

Passenger	$5,903	$4,770	24%	$5,903	$7,914	(25%	)
Cargo	173	160	8%	173	373	(54%	)
Other, net	924	569	62%	924	801	15%
Total Operating Revenue	$7,000	$5,499	27%	$7,000	$9,088	(23%	)

On a combined basis3:
•
Passenger revenue decreased 25%, or $2 billion, compared to the prior year period due to the global economic recession, the estimated $125 million to $150 million impact of the H1N1 virus and a 7% capacity reduction.  Passenger unit revenue (PRASM) declined 20%, driven by a 19% decline in yield.

•
Cargo revenue declined 54%, or $200 million, reflecting lower volume and yield due to the recession.  Freighter capacity was 50% lower year over year, as Delta continues to reduce capacity to achieve its plan of discontinuing all freighter flying by the end of 2009.

•	Other, net revenue grew 15%, or $123 million, primarily due to increased baggage fee revenue and improved terms from Delta’s affinity card agreement with American Express.

Comparisons of revenue-related statistics are as follows:

		Increase (Decrease) 2Q09 (GAAP2) versus 2Q08 (Combined3)
	2Q09 ($M) GAAP2	Change YOY		Unit Revenue		Yield		Capacity

Passenger Revenue
Domestic	$2,723	(24.8%	)	(18.0%	)	(18.6%	)	(8.3%	)
Atlantic	1,131	(29.5%	)	(26.2%	)	(26.4%	)	(4.5%	)
Latin America	287	(21.4%	)	(18.1%	)	(14.6%	)	(4.0%	)
Pacific	423	(37.2%	)	(25.3%	)	(16.85)		(15.9%	)
Total mainline	4,564	(27.2%	)	(20.9%	)	(20.1%	)	(7.9%	)
Regional	1,339	(18.8%	)	(18.7%	)	(17.8%	)	(0.2%	)
Consolidated	$5,903	(25.4%	)	(19.9%	)	(19.1%	)	(6.9%	)

“The global recession continues to significantly impact our business and we are not planning for any meaningful recovery this year,” said Edward Bastian, Delta’s president.  “In view of this revenue environment, we are focused on maintaining high levels of liquidity, generating a revenue premium, and maintaining our unit cost advantage.”

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Cost Discipline
In the June 2009 quarter, Delta’s operating expense on a GAAP basis increased $413 million year over year. This increase is primarily due to the impact of the company’s merger with Northwest Airlines, partially offset by lower fuel price in the June 2009 quarter, and a $1.2 billion intangibles impairment charge recorded in the June 2008 quarter. On a combined basis, excluding merger-related expenses and prior year special items, operating expense decreased $1.9 billion due to significantly lower fuel expense.

(in millions, except where noted)	2Q09 GAAP2	2Q08 GAAP3	Incr (Decr)	2Q09 GAAP2	2Q08 Combined3	Incr (Decr)

Operating expense	$6,999	$6,586	6%	$6,999	$10,474	(33%)
Operating expense ex- special items	$6,941	$5,286	31%	$6,941	$8,850	(22%)
Consolidated CASM	11.55¢	16.66¢	(31%)	11.55¢	15.99¢	(28%)
Consolidated CASM ex-fuel expense and special items	8.06¢	7.98¢	1%	8.06¢	7.88¢	2%
Mainline CASM	10.62¢	15.52¢	(32%)	10.62¢	15.08¢	(30%)
Mainline CASM ex-fuel expense and special items	7.20¢	6.88¢	5%	7.20¢	7.06¢	2%
Non-operating expense	($254)	($76)	NM	($254)	($155)	64%

On a combined basis:
•
Both consolidated and mainline unit cost (CASM4), excluding merger-related and fuel expenses and prior year special items, increased 2% year over year in the June 2009 quarter due to higher pension expense.

•	Non-operating expenses excluding special items increased $99 million in the June 2009 quarter primarily due to non-cash debt discount amortization.

Liquidity Position
As of June 30, 2009, Delta had $5.4 billion in unrestricted liquidity, including $4.9 billion in cash, cash equivalents and short-term investments and $500 million available under an undrawn line of credit.  Delta generated $834 million in cash from operations, and $509 million in free cash flow for the quarter.

Net investing activities during the quarter were $325 million.  In addition, during the quarter, debt and capital lease payments totaled approximately $400 million, and the company issued $330 million in debt related to aircraft purchases.

“In a difficult economic environment, Delta generated $834 million of cash from operations in the June quarter, allowing us to fund our debt obligations, make investments in our business, and increase our liquidity position,” said Hank Halter, chief financial officer.  “In addition, the hard work of the Delta people in achieving merger synergies and their focus on cost discipline resulted in a consolidated non-fuel CASM increase of only 2% compared to the prior year on a 7% capacity reduction.”

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Merger with Northwest
Delta has achieved more than $200 million in synergy benefits from its merger with Northwest Airlines in the first half of 2009, and expects to generate at least $500 million in total synergies in 2009. Synergies achieved year to date have improved revenue from increased market share, Delta’s affinity card agreement and alignment of frequent flyer programs. In addition, costs have been reduced through streamlined overhead, facilities and technology, elimination of dedicated freighter flying and supply chain savings.

The company is on track in its integration efforts and continues to expect it will achieve its Single Operating Certificate by the end of 2009. Recent achievements include:
•
Announcing a transatlantic joint venture with Air France/KLM with an estimated $12 billion in annual revenue which will result in more flight choices, frequencies, convenient flight schedules, competitive fares and harmonized services for customers.  When fully implemented in 2012, the joint venture is expected to generate approximately $200 million in annual incremental pre-tax profits for Delta;

•	Using the Delta and Northwest fleets more effectively across the combined network by launching additional cross-fleeting markets, such as New York-JFK to Narita;
•	Completing the integration and re-branding of more than 200 airports, or more than 80% of total stations;
•	Beginning pilot and flight attendant training to prepare for single carrier operations;
•	Harmonizing onboard products for both domestic and international service, including regional carriers; and
•	Painting 120 pre-merger Northwest aircraft in Delta livery.

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Fuel Price and Related Hedges
Delta hedged 76% of its fuel consumption for the June 2009 quarter, which drove $390 million in realized fuel hedge losses for the period. As a result, Delta’s average fuel price5 for the June 2009 quarter was $2.06 per gallon, which includes $0.33 per gallon associated with fuel hedge losses.

The table below represents the fuel hedges Delta had in place as of July 17, 2009:

	3Q09	4Q09	2010
Call options	30%	22%	9%
Collars	-	-	1%
Swaps	22%	17%	-
Total	52%	39%	10%
Downside participation	78%	83%	99%
Avg. crude call strike	$75	$82	$71
Avg. crude swap	$64	$62	-
All-in projected fuel price / gallon*	$2.17	$2.05
Hedge loss/gallon included in projected price	$0.11	-

* Reflects crude and refining cost assumptions of $67.50 and $7.50, respectively. In addition, projected fuel price includes tax and transportation costs of $0.19/gallon, and call option premiums

September 2009 Quarter Guidance
Delta’s projections for the September 2009 quarter are below. This guidance is presented on a combined basis6.

3Q 2009 Forecast

Fuel price, including taxes and hedges	$2.17
Operating margin	1% - 3%
Capital expenditures	$270 million
Total liquidity as of Sept. 30, 2009	$5.0 billion

3Q 2009 Forecast (compared to 3Q 2008)

Consolidated unit costs - excluding fuel expense	Flat to up 2%
Mainline unit costs - excluding fuel expense	Up 1% - 3%

System capacity	Down 4% - 5%
Domestic	Down 3% - 4%
International	Down 6% - 7%

Mainline capacity	Down 5% - 7%
Domestic	Down 4% - 6%
International	Down 5% - 7%

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Other Matters
Included with this press release are Delta’s Consolidated Statements of Operations for the three and six months ended June 30, 2009 and 2008; a statistical summary for those periods; selected balance sheet data as of June 30, 2009 and Dec. 31, 2008; and a reconciliation of certain non-GAAP financial measures.

About Delta
Delta Air Lines is the world’s No. 1 airline.  From its hubs in Atlanta, Cincinnati, Detroit, Memphis, Minneapolis-St. Paul, New York-JFK, Salt Lake City, Paris-Charles de Gaulle, Amsterdam and Tokyo-Narita, Delta, its Northwest subsidiary and Delta Connection carriers offer service to 382 destinations in 69 countries and serves more than 170 million passengers each year.  Delta’s marketing alliances allow customers to earn and redeem either SkyMiles or WorldPerks on more than 16,000 daily flights offered by SkyTeam and other partners. Delta’s more than 70,000 employees worldwide are reshaping the aviation industry as the only U.S. airline to offer a full global network.  Customers can check in for flights, print boarding passes, check bags and flight status at delta.com.

Endnotes

1 Note A to the attached Consolidated Statements of Operations provides a reconciliation of non-GAAP financial measures used in this release and provides the reasons management uses those measures.

2 Delta’s financial results under generally accepted accounting principles (GAAP) include the results of Northwest Airlines for the periods following the completion of the merger, which occurred on Oct. 29, 2008. Unless otherwise indicated, Delta presents financial results on a GAAP basis which reflects both Delta and Northwest financial results for the June 2009 quarter, but only Delta standalone results for the June 2008 quarter.  The company also presents financial and operating information on a “combined basis”, which management believes is more meaningful for comparing year-over-year performance. The combined basis compares Delta’s GAAP results for the June 2009 quarter to the combined results of Delta and Northwest for the June 2008 quarter.

3 Combined financial information includes the combined results of Delta and Northwest for the June 2008 quarter.

4 Delta excludes from mainline unit cost expenses for aircraft maintenance and staffing services which it provides to third parties because these expenses are not related to the generation of a seat mile. Similarly, Delta excludes from passenger unit revenues, and includes in other revenue, revenues received for providing aircraft maintenance and staffing services to third parties, freighter operations and MLT.  Management believes these classifications provide a more consistent and comparable reflection of Delta’s mainline operations.

5 Delta’s June 2009 quarter average fuel price of $2.06 per gallon reflects the consolidated cost per gallon for mainline and regional operations, including contract carrier operations, net of fuel hedge impact.

6 Year-over-year guidance comparisons assume the 2008 financial information for the applicable periods include Delta and Northwest results for the entire period, excluding special items and out-of-period fuel hedge losses.

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Forward-looking Statements
Statements in this news release that are not historical facts, including statements regarding our estimates, expectations, beliefs, intentions, projections or strategies for the future, may be “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the estimates, expectations, beliefs, intentions, projections and strategies reflected in or suggested by the forward-looking statements.  These risks and uncertainties include, but are not limited to, the cost of aircraft fuel; the effects of the global recession; the effects of the global financial crisis; the impact of posting collateral in connection with our fuel hedge contracts;  the impact that our indebtedness will have on our financial and operating activities and our ability to incur additional debt; the restrictions that financial covenants in our financing agreements will have on our financial and business operations; labor issues; the ability to realize the anticipated benefits of our merger with Northwest; the integration of the Delta and Northwest workforces; interruptions or disruptions in service at one of our hub airports; our increasing dependence on technology in its operations; our ability to retain management and key employees; the ability of our credit card processors to take significant holdbacks in certain circumstances; the effects of terrorist attacks; and competitive conditions in the airline industry.

Additional information concerning risks and uncertainties that could cause differences between actual results and forward-looking statements is contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2008.  Caution should be taken not to place undue reliance on our forward-looking statements, which represent our views only as of July 22, 2009, and which we have no current intention to update.

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DELTA AIR LINES, INC.
Consolidated Statements of Operations
(Unaudited)

	Three	Three
	Months	Months
	Ended	Ended
	June 30,	June 30,	$ Change	% Change
(in millions, except per share data)	2009	2008(1)	H(L)	H(L)
OPERATING REVENUE:
Passenger:
Mainline	$4,564	$3,627	$937	26%
Regional carriers	1,339	1,143	196	17%
Total passenger revenue	5,903	4,770	1,133	24%
Cargo	173	160	13	8%
Other, net	924	569	355	62%
Total operating revenue	7,000	5,499	1,501	27%
OPERATING EXPENSES:
Salaries and related costs	1,891	1,092	799	73%
Aircraft fuel and related taxes	1,812	1,678	134	8%
Contract carrier arrangements (2)	965	967	(2)	0%
Depreciation and amortization	383	302	81	27%
Aircraft maintenance materials and outside repairs	392	295	97	33%
Contracted services	376	257	119	46%
Passenger commissions and other selling expenses	329	248	81	33%
Landing fees and other rents	315	173	142	82%
Passenger service	161	105	56	53%
Aircraft rent	119	67	52	78%
Impairment of goodwill and other intangible assets	-	1,196	(1,196)	NM
Restructuring and merger-related items	58	104	(46)	(44%)
Other	198	102	96	94%
Total operating expense	6,999	6,586	413	6%
OPERATING INCOME (LOSS)	1	(1,087)	1,088	NM
OTHER (EXPENSE) INCOME:
Interest expense	(324)	(141)	(183)	NM
Interest income	9	25	(16)	(64%)
Miscellaneous, net	61	40	21	53%
Total other expense, net	(254)	(76)	(178)	NM
LOSS BEFORE INCOME TAXES	(253)	(1,163)	910	78%
INCOME TAX (PROVISION) BENEFIT	(4)	119	(123)	NM
NET LOSS	$(257)	$(1,044)	$787	75%
BASIC AND DILUTED LOSS PER SHARE	$(0.31)	$(2.64)
WEIGHTED AVERAGE SHARES USED IN BASIC AND DILUTED LOSS PER SHARE CALCULATION	827	396

(1) Pursuant to GAAP, results for the June 2008 quarter presented in this table reflect Delta standalone results only. See Note A for a representation of “Combined” results for the June 2008 quarter, which includes Northwest results for that period.
(2) Contract carrier arrangements expense includes $212 million and $384 million for the three months ended June 30, 2009 and 2008, respectively, for aircraft fuel and related taxes.

DELTA AIR LINES, INC.
Consolidated Statements of Operations
(Unaudited)
	Six	Six
	Months	Months
	Ended	Ended
	June 30,	June 30,	$ Change	% Change
(in millions, except per share data)	2009	2008(1)	H(L)	H(L)
OPERATING REVENUE:
Passenger:
Mainline	$8,931	$6,688	$2,243	34%
Regional carriers	2,573	2,182	391	18%
Total passenger revenue	11,504	8,870	2,634	30%
Cargo	358	294	64	22%
Other, net	1,822	1,101	721	65%
Total operating revenue	13,684	10,265	3,419	33%
OPERATING EXPENSES:
Salaries and related costs	3,758	2,183	1,575	72%
Aircraft fuel and related taxes	3,705	3,100	605	20%
Contract carrier arrangements (2)	1,873	1,895	(22)	(1%)
Depreciation and amortization	767	599	168	28%
Aircraft maintenance materials and outside repairs	816	563	253	45%
Contracted services	834	511	323	63%
Passenger commissions and other selling expenses	685	473	212	45%
Landing fees and other rents	631	340	291	86%
Passenger service	296	189	107	57%
Aircraft rent	240	131	109	83%
Impairment of goodwill and other intangible assets	-	7,296	(7,296)	NM
Restructuring and merger-related items	157	120	37	31%
Other	404	213	191	90%
Total operating expense	14,166	17,613	(3,447)	(20%)
OPERATING LOSS	(482)	(7,348)	6,866	93%
OTHER (EXPENSE) INCOME:
Interest expense	(632)	(288)	(344)	NM
Interest income	19	52	(33)	(63%)
Miscellaneous, net	48	31	17	55%
Total other expense, net	(565)	(205)	(360)	NM
LOSS BEFORE INCOME TAXES	(1,047)	(7,553)	6,506	86%
INCOME TAX (PROVISION) BENEFIT	(4)	119	(123)	NM
NET LOSS	$(1,051)	$(7,434)	6,383	86%
BASIC AND DILUTED LOSS PER SHARE	$(1.27)	$(18.79)
WEIGHTED AVERAGE SHARES USED IN BASIC AND DILUTED LOSS PER SHARE CALCULATION	826	396

(1) Pursuant to GAAP, results for the six months ended June 30, 2008 presented in this table reflect Delta standalone results only.
(2) Contract carrier arrangements expense includes $407 million and $704 million for the six months ended June 30, 2009 and 2008, respectively, for aircraft fuel and related taxes.

DELTA AIR LINES, INC.
Selected Balance Sheet Data
(In Millions)

	June 30,	Dec. 31,
	2009	2008
	(Unaudited)

Cash and cash equivalents	$4,851	$4,255
Short-term investments	91	212
Restricted cash, cash equivalents and investments (short-term and long-term)	382	453
Total assets	44,480	45,014
Total debt and capital leases, including current maturities	16,598	16,571
Total shareowners' equity	980	874

DELTA AIR LINES, INC.
Statistical Summary
(Unaudited)

	Three Months Ended June 30,
	2009		2008 Combined1		Change
Consolidated:
Revenue Passenger Miles (millions) (2)	49,053		53,237		(7.9%)
Available Seat Miles (millions) (2)	59,029		63,399		(6.9%)
Passenger Mile Yield (2)	12.04	¢	14.87	¢	(19.0%)
Passenger Revenue per Available Seat Mile (PRASM)(2)	10.00	¢	12.48	¢	(19.9%)
Operating Cost Per Available Seat Mile (CASM) (2)	11.55	¢	15.99	¢	(27.8%)
CASM excluding Special Items (2) - See Note A	11.45	¢	13.43	¢	(14.7%)
CASM excluding Special Items and Fuel Expense and Related Taxes(2,3) - See Note A	8.06	¢	7.88	¢	2.2%
Passenger Load Factor (2)	83.1%		84.0%		(0.9)	pts
Fuel Gallons Consumed (millions) (2)	983		1,071		(8.2%)
Average Price Per Fuel Gallon, net of hedging activity(2)	$ 2.06		$ 3.39		(39.2%)
Number of Aircraft in Fleet, End of Period	1,017		1,031		(14)	aircraft
Full-Time Equivalent Employees, End of Period	82,968		92,103		(9.9%)

Mainline:
Revenue Passenger Miles (millions)	42,416		46,513		(8.8%)
Available Seat Miles (millions)	50,605		54,960		(7.9%)
Operating Cost Per Available Seat Mile (CASM)	10.62	¢	15.08	¢	(29.6%)
CASM excluding Special Items - See Note A	10.51	¢	12.12	¢	(13.3%)
CASM excluding Special Items and Fuel Expense and Related Taxes - See Note A	7.20	¢	7.06	¢	2.0%
Fuel Gallons Consumed (millions)	793		876		(9.5%)
Average Price Per Fuel Gallon, net of hedging activity	$2.14		$3.29		(35.0%)
Number of Aircraft in Fleet, End of Period	759		789		(30)	aircraft

1 Data presented reflects operations for both Delta and Northwest for the June 2008 quarter.
2  Data presented includes operations under our contract carrier arrangements.
3  Excludes $212 million and $517 million, for the June 2009 and 2008 quarters, respectively, for fuel expense incurred under contract carrier arrangements.

DELTA AIR LINES, INC.
Statistical Summary
(Unaudited)

	Six Months Ended June 30,
	2009		2008 Combined1		Change
Consolidated:
Revenue Passenger Miles (millions) (2)	92,013		100,745		(8.7%)
Available Seat Miles (millions) (2)	114,769		122,974		(6.7%)
Passenger Mile Yield (2)	12.50	¢	14.61	¢	(14.4%)
Passenger Revenue per Available Seat Mile (PRASM)(2)	10.02	¢	11.97	¢	(16.3%)
Operating Cost Per Available Seat Mile (CASM) (2)	12.02	¢	22.81	¢	(47.3%)
CASM excluding Special Items (2) - See Note A	11.88	¢	13.31	¢	(10.7%)
CASM excluding Special Items and Fuel Expense and Related Taxes(2,3) - See Note A	8.35	¢	8.12	¢	2.8%
Passenger Load Factor (2)	80.2%		81.9%		(1.7)	pts
Fuel Gallons Consumed (millions) (2)	1,908		2,093		(8.8%)
Average Price Per Fuel Gallon, net of hedging activity(2)	$ 2.16		$ 3.16		(31.6%)
Number of Aircraft in Fleet, End of Period	1,017		1,031		(14)	aircraft
Full-Time Equivalent Employees, End of Period	82,968		92,103		(9.9%)

Mainline:
Revenue Passenger Miles (millions)	79,617		88,017		(9.5%)
Available Seat Miles (millions)	98,369		106,499		(7.6%)
Operating Cost Per Available Seat Mile (CASM)	11.14	¢	22.95	¢	(51.5%)
CASM excluding Special Items - See Note A	10.99	¢	11.98	¢	(8.3%)
CASM excluding Special Items and Fuel Expense and Related Taxes - See Note A	7.48	¢	7.23	¢	3.5%
Fuel Gallons Consumed (millions)	1,533		1,706		(10.1%)
Average Price Per Fuel Gallon, net of hedging activity	$2.28		$3.07		(25.7%)
Number of Aircraft in Fleet, End of Period	759		789		(30)	aircraft

1 Data presented reflects operations for both Delta and Northwest for the June 2008 quarter.
2  Data presented includes operations under our contract carrier arrangements.
3  Excludes $407 million and $942 million, for the six months ended June 2009 and 2008, respectively, for fuel expense incurred under contract carrier arrangements.

Note A: The following tables show reconciliations of non-GAAP financial measures.  The reasons Delta uses these measures are described below.

•
Delta completed its merger with Northwest Airlines on October 29, 2008. Accordingly, Delta’s financial results under GAAP include the results of Northwest Airlines for the period January 1, 2009 through June 30, 2009.

Under GAAP, Delta does not include in its financial results the results of Northwest Airlines prior to the completion of the merger.  Accordingly, Delta’s financial results under GAAP for the June 2008 quarter do not include the results of Northwest Airlines for that period.  This impacts the comparability of Delta’s financial statements under GAAP for the June 2009 and 2008 quarters.

Delta presents its financial results for the June 2009 and June 2008 quarters under GAAP as well as on a “combined basis.”   “Combined basis” means the company combines the financial results of Delta and Northwest as if the merger had occurred prior to the beginning of the applicable period.  Delta believes presenting this financial information on a combined basis provides a more meaningful basis for comparing Delta’s year-over-year financial performance than the GAAP financial information.

This press release also includes guidance for the September 2009 quarter.  Please note the year-over-year guidance comparisons assume the 2008 financial statements for the applicable periods were prepared on a combined basis, excluding special items and out-of-period fuel hedge losses.  Delta is unable to reconcile certain forward-looking projections to GAAP, including projected consolidated cost per available seat mile (CASM) and Mainline non-fuel CASM, as the nature or amount of special items cannot be estimated at this time.

•	Delta excludes special items because management believes the exclusion of these items is helpful to investors to evaluate the company’s recurring operational performance.

•	Delta excludes non-cash mark-to-market (MTM) adjustments related to fuel hedges settling in future periods in order to present financial results related to operations in the period shown.

•
Delta presents consolidated and Mainline CASM excluding fuel expense and related taxes because management believes the volatility in fuel prices impacts the comparability of year-over-year financial performance.

•
Consolidated and Mainline CASM excludes transactions with third parties as these costs are not associated with the generation of a seat mile.  These transactions include expenses related to Delta’s providing maintenance services, staffing services and dedicated freighter operations as well as Delta’s vacation wholesale operations.

•	Delta presents free cash flow because management believes this is a widely used metric that is helpful to investors to evaluate cash available to enhance shareholder value.

•	Delta presents net investing activities because management believes this metric is helpful to investors to evaluate the company’s investing activities.

•
Delta presents total issuance of debt and total debt and capital lease payments because management believes this metric is helpful to investors to evaluate the company’s debt related activities. We have reclassified certain prior period amounts to be consistent with our current period presentation.

DELTA AIR LINES, INC.
Unaudited Combined Statements of Operations
	Three Months Ended June 30, 2008
(in millions)	Delta1	Northwest1	Special Items		Combined

OPERATING REVENUE:
Passenger:
Mainline	$3,627	$2,638	$-		$6,265
Regional carriers	1,143	506	-		1,649
Total passenger revenue	4,770	3,144	-		7,914
Cargo	160	213	-		373
Other, net	569	232	-		801
Total operating revenue	5,499	3,589	-		9,088
OPERATING EXPENSE:
Aircraft fuel and related taxes	1,678	1,185	253	8	3,116
Salaries and related costs	1,092	748	(15)	7	1,825
Contract carrier arrangements	967	281	-		1,248
Aircraft maintenance materials and outside repairs	295	186	-		481
Contracted services	257	207	-		464
Passenger commissions and other selling expenses	248	224	-		472
Depreciation and amortization	302	745	(624)	5	423
Landing fees and other rents	173	143	-		316
Aircraft rent	67	56	-		123
Passenger service	105	66	-		171
Impairment of goodwill and other intangibles	1,196	(76)	(1,120)	2	-
Restructuring and merger-related items	104	-	(104)	3	-
Other	102	123	(14)	4	211
Total operating expense	6,586	3,888	(1,624)		8,850
OPERATING LOSS	(1,087)	(299)	1,624		238
OTHER (EXPENSE) INCOME:
Interest expense	(141)	(108)	-		(249)
Interest income	25	24	-		49
Miscellaneous, net	40	(208)	213	6	45
Total other expense, net	(76)	(292)	213		(155)
LOSS BEFORE INCOME TAXES	(1,163)	(591)	1,837		83
INCOME TAX BENEFIT	119	214	(333)	9	-
NET LOSS	$(1,044)	$(377)	$1,504		$83
Notes:
Combined Contract carrier arrangements expense includes $517 million for fuel expense incurred under these arrangements.
1 We reclassified prior period amounts to conform to current presentations
2 $1,120 in goodwill and other intangible asset impairments
3 $99 in merger related charges and $5 in facilities restructuring
4 $14 in merger-related legal charges
5 $624 amortization related to fixed asset and intangible asset impairments
6 $213 impairment of investment in subsidiary
7 $15 of retention payments related to the merger
8 $253 in out of period fuel hedges
9 $333 tax charge related to impairment of goodwill and intangible assets

DELTA AIR LINES, INC.
Unaudited Combined Statements of Operations

	Three Months Ended September 30, 2008
(in millions)	Delta1	Northwest1	Special Items		Combined

OPERATING REVENUE:
Passenger:
Mainline	$3,921	$2,801	$-		$6,722
Regional carriers	1,057	550	-		1,607
Total passenger revenue	4,978	3,351	-		8,329
Cargo	162	202	-		364
Other, net	579	260	-		839
Total operating revenue	5,719	3,813	-		9,532
OPERATING EXPENSE:
Aircraft fuel and related taxes	1,952	1,946	(250)	5	3,648
Salaries and related costs	1,086	706	(18)	2	1,774
Contract carrier arrangements	941	275	-		1,216
Aircraft maintenance materials and outside repairs	273	168	-		441
Contracted services	272	198	-		470
Passenger commissions and other selling expenses	259	226	-		485
Depreciation and amortization	293	122	-		415
Landing fees and other rents	179	144	-		323
Aircraft rent	70	57	-		127
Passenger service	122	65	-		187
Restructuring and merger-related items	24	1	(25)	3	-
Other	117	123	(10)	4	230
Total operating expense	5,588	4,031	(303)		9,316

OPERATING INCOME (LOSS)	131	(218)	303		216
OTHER (EXPENSE) INCOME:
Interest expense	(140)	(112)	-		(252)
Interest income	21	21	-		42
Miscellaneous, net	(62)	(5)	-		(67)
Total other expense, net	(181)	(96)	-		(277)

LOSS BEFORE INCOME TAXES	(50)	(314)	303		(61)
INCOME TAX PROVISION	-	(3)	-		(3)
NET LOSS	$(50)	$(317)	$303		$(64)

Notes:
Combined Contract carrier arrangements expense includes $497 million for fuel expense incurred under these arrangements.
1 We reclassified prior period amounts to conform to current presentations
2 $18 of retention payments related to the merger
3 $14 in contract carrier restructuring, $11 in facilities and merger related charges
4 $10 in merger-related charges
5 $250 in out of period fuel hedges

Three Months
Ended
June 30, 2009
(in millions)
Net loss	$(257)
Items excluded:
Restructuring and merger-related items	58
Net loss excluding special items	$(199)
Basic and diluted weighted average shares outstanding	827
Basic and diluted loss per share excluding special items	$(0.24)

Three Months
Ended
(in millions)	June 30, 2009
Net loss excluding special items	$(199)
Items excluded:
Fuel hedge losses on contracts that settled in 2009	390
Net profit excluding fuel hedge losses and special items	$191

Three Months
Ended
(in millions)	June 30, 2009
GAAP Net cash provided by operating activities	$834
GAAP Net cash used in investing activities	(132)
Adjustments:
Change in short-term investments	73
Aircraft purchases under seller financing	(266)
Total free cash flow	$509

Three Months
Ended
(in millions)	June 30, 2009
Net cash used in investing activities (GAAP)	$(132)
Adjustments:
Change in short-term investments	73
Aircraft purchases under seller financing	(266)
Net investing activities	$(325)

	Three Months Ended June 30,
(in millions)	2009	2008
	GAAP	GAAP
Operating expense	$6,999	$6,586
Items excluded:
Impairment of goodwill and other assets	-	(1,196)
Restructuring and merger-related items	(58)	(104)
Operating expense excluding special items	$6,941	$5,286

Three Months
Ended
June 30, 2009
(in millions)
Payments on long-term debt and capital lease obligations	$(355)
Adjustment:
Payments on accounts receivable financing facility	(45)
Total debt and capital lease payments	$(400)

Three Months
Ended
June 30, 2009
(in millions)
Proceeds from long-term obligations	$64
Adjustments:
Aircraft purchases under seller financing	266
Total issuance of debt	$330

	Three Months Ended June 30, 2008			Passenger
(in millions, except unit data)	Delta	Northwest	Combined	Mile Yield		PRASM
Passenger and operating revenue
Domestic	$2,071	$1,550	$3,621	14.04	¢	12.08	¢
Atlantic	1,141	464	1,605	13.10		10.85
Latin America	333	32	365	13.05		10.36
Pacific	82	592	674	11.87		10.11
Total mainline	3,627	2,638	6,265	13.47		11.40
Regional carriers	1,143	506	1,649	24.52		19.54
Total passenger revenue	4,770	3,144	7,914	14.87		12.48
Cargo	160	213	373
Other, net	569	232	801
Total operating revenue	$5,499	$3,589	$9,088

	Six Months Ended June 30, 2008			Passenger
(in millions, except unit data)	Delta	Northwest	Combined	Mile Yield		PRASM
Passenger revenue
	$8,870	$5,852	$14,722	14.61	¢	11.97	¢

	Three Months Ended June 30,
	2009		2008		2008
	GAAP		Combined		GAAP

Consolidated CASM	11.86	¢	16.52	¢	17.00	¢
Transactions with third parties and other (including fuel)	(0.31)		(0.53)		(0.34)
CASM excluding items not related
to generation of a seat mile	11.55	¢	15.99	¢	16.66	¢
Items excluded:
Impairment of goodwill and other assets	-		(2.75)		(3.09)
Restructuring and merger-related items	(0.10)		(0.21)		(0.27)
MTM adjustments to fuel hedges settling in future periods	-		0.40		-
CASM excluding special items	11.45	¢	13.43	¢	13.30	¢
Fuel expense and related taxes (excluding fuel related to transactions with third parties)	(3.39)		(5.55)		(5.32)
CASM excluding fuel expense
and related taxes and special items	8.06	¢	7.88	¢	7.98	¢
ASMs	59,029		63,399		38,736

	Three Months Ended June 30,
	2009		2008	2008
	GAAP		Combined	GAAP

Consolidated operating expense	6,999		10,474	6,586
Less regional carriers operating expense	(1,452)		(1,846)	(1,344)
Mainline operating expense	5,547		8,628	5,242
Mainline CASM	10.96	¢	15.70 ¢	15.93 ¢
Transactions with third parties and other (including fuel)	(0.34)		(0.62)	(0.41)
Mainline CASM excluding items not related
to generation of a seat mile	10.62	¢	15.08 ¢	15.52 ¢
Items excluded:
Impairment of goodwill and other assets	-		(3.18)	(3.63)
Restructuring and merger-related items	(0.11)		(0.24)	(0.32)
MTM adjustments to fuel hedges settling in future periods	-		0.46	-
Mainline CASM excluding special items	10.51	¢	12.12 ¢	11.57 ¢
Fuel expense and related taxes (excluding fuel related to transactions with third parties)	(3.31)		(5.06)	(4.69)
Mainline CASM excluding fuel expense
and related taxes and special items	7.20	¢	7.06 ¢	6.88 ¢

ASMs	50,605		54,960	32,902

	Six Months Ended June 30,
	2009		2008
	GAAP		Combined
CASM	12.34	¢	23.33	¢
Transactions with third parties and other (including fuel)	(0.32)		(0.52)
CASM excluding items not related
to generation of a seat mile	12.02	¢	22.81	¢
Items excluded:
Impairment of goodwill and other assets	-		(9.58)
Restructuring and merger-related items	(0.14)		(0.13)
MTM adjustments to fuel hedges settling in future periods	-		0.21
CASM excluding special items	11.88	¢	13.31	¢
Fuel expense and related taxes (excluding fuel related to transactions with third parties)	(3.53)		(5.19)
CASM excluding fuel expense
and related taxes and special items	8.35	¢	8.12	¢
ASMs	114,769		122,974

	Six Months Ended June 30,
	2009		2008
	GAAP		Combined
Consolidated operating expense	14,166		28,688
Less regional carriers operating expense	(2,820)		(3,588)
Mainline operating expense	11,346		25,100
Mainline CASM	11.53	¢	23.57 ¢
Transactions with third parties and other (including fuel)	(0.39)		(0.62)
Mainline CASM excluding items not related
to generation of a seat mile	11.14	¢	22.95 ¢
Items excluded:
Impairment of goodwill and other assets	-		(11.06)
Restructuring and merger-related items	(0.15)		(0.15)
MTM adjustments to fuel hedges settling in future periods	-		0.24
Mainline CASM excluding special items	10.99	¢	11.98 ¢
Fuel expense and related taxes (excluding fuel related to transactions with third parties)	(3.51)		(4.75)
Mainline CASM excluding fuel expense
and related taxes and special items	7.48	¢	7.23 ¢

ASMs	98,369		106,499